united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number       811-09497

          Dividend Growth Trust

     58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC 29936

William J. Murphy
Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     09/30

Date of reporting period:     09/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Rising Dividend Growth Fund

Annual Report

September 30, 2008

Fund Advisor:

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, SC 29936

Toll Free: (888) 826-2520

Management’s Discussion & Analysis

Debt Markets Continue to be Troubled

The issues that we talked about in the semi-annual report dated March 31, 2008 concerning the credit markets are still very much in the news. In fact, the severity has increased to the point that the Federal Reserve and other central banks have been forced to take a significantly more proactive role. The impact of the credit freeze has flowed over into equity markets as investors realize the importance of credit in the normal functioning of the economy.

There are many large numbers that point out the significance of the current freeze. Perhaps the most significant number at this point in time is $700 billion, the projected amount of the “rescue” program. The House turned down the proposed legislation by 228 to 205 on the first vote. A substantial number of Representatives from both parties voted “no” suggesting that there were many doubts about how to proceed.1 It is not the purpose of this letter to affix blame for the current situation. We do believe that substantial intervention is needed to stabilize the economy. The credit markets remain fairly frozen which now has extended into money market funds. In that regard, the mutual fund’s cash reserves are held in a US Treasury-only money market fund.

On September 29, the Dow Jones Industrial Average (DJIA) dropped777.68 points, or 6.98%, when the House failed to pass the proposed rescue plan. For those fascinated by statistics, this was the largest point drop ever for the DJIA. On a percentage basis, which is the more proper metric, it was only the fourth largest daily decline in the post World War II era. The biggest in this time period occurred on October 19, 1987 when the Industrials cratered 22.61%. And it was the 17th biggest percentage drop since Charles Dow constructed the index in 1896.2

Closely aligned with the bailout number is the number of large, established financial institutions that have failed or been realigned. Bear Sterns and Lehman Brothers have closed their doors. Merrill Lynch, Countrywide, Washington Mutual and Wachovia have been or will be acquired by other financial institutions. American International Group is still in existence but with a new majority owner, the Federal Reserve. Fannie Mae and Freddie Mac were taken over by the Federal Housing Finance Agency. Unlike the savings and loan crisis of the late 1980s, the companies this time around were large and presumably financially strong organizations. The turn of events has been rapid and without regard to pedigree.

The impact of these companies’ demise has been felt most directly by the shareholders. This includes not only the public shareholders but also those insiders who purchased their company stock in 401ks or received stock incentives. There is justifiable outrage at the excessive compensation levels of senior management and the golden parachutes that

_________________________

1  Bloomberg.com/asp/news, September 30, 2008, Nicholas Johnston and Dawn Kopecki, “U.S. Lawmakers Spurn Pleas From Leadership in Rejecting Bailout,”

2  Wall Street Journal, September 30, 2008, p. C1, E.S Browning and Tom Lauricella, “Dow Falls 777.68 Points on Bailout’s Delay”, many enjoyed. On the other hand, to the extent that they are also shareholders, they too have been impacted.

In addition to the corporate changes in the financial services sector, there are important news items that have been overshadowed by the credit crisis. The following list is assembled without an effort to rank them by importance. They are all part of the economic fabric that is changing dramatically. Two huge investment brokers, Goldman Sachs and Morgan Stanley, have asked the Federal Reserve to allow them to become bank holding companies. Commodity prices have turned down sharply with crude oil now trading under $100 a barrel, down from a high of $146.00 in July.3 Second quarter GDP grew at a 2.8% annualized pace.4 Housing continues to be a major weak spot. New home sales in August fell to a 17-year low, to a 460,000 unit pace.5 Existing home sales for August were also weak, coming in at an annualized 4.91 million unit rate.6 The monthly sales-to-inventory ratio for both new and existing homes is now above 10 months, suggesting that it will take some time to bring stability to housing. The pricing mechanism will eventually clear the inventory; however, sellers are reluctant to lower prices enough to improve the selling pace. Mortgage delinquency continues to be a problem.7

The question is not whether the economy is structurally strong. It is clear that there are issues that will negatively impact economic growth. Progress on the credit freeze would be a first step to working through the problems. The drop in commodity prices will ease inflation concerns and take the pressure off the Fed to raise rates to control economic growth. The rise in unemployment rates will also help to keep the lid on wage rate increases. These two items will enable corporations to protect their bottom lines which in turn should provide some support for stock prices.

We do not want to minimize the seriousness of the current turmoil. Rather, we feel it is time to stress investment in high quality companies with good balance sheets and actively managed income statements. Careful control of expenses and cash flow is particularly important at this time. Products or services that are necessary for the country’s existence like food, energy, water, and healthcare are important investment themes. It is our belief that companies that have a record of consistent, year-after-year dividend increases that average at least ten percent over the last ten years have the kind of characteristics that investors will appreciate. While the current investment climate has been unpleasant to say the least, we believe it is necessary to wring out the excesses that had been built in. There is an old Wall Street axiom that “no one rings a bell when the market is ready to go up.” Investors need to be in place before the imaginary bell is rung.

_________________________

3  Bloomberg Index Description, Bloomberg West Texas Intermediate Cushing Crude Oil Spot Price, October 2, 2008

4  Wall Street Journal, September 27, 2008, p.A8, Kelly Evans, “GDP Revised Downward”

5  Bloomberg.com/apps/news, September 25, 2008, Bob Willis “U.S. New-Home Sales Fell in August to 17-Year Low (Update1)”

6  National Association of Realtors, “Existing Home Sales: Single Family and Condo, August 2008.”

7  Wall Street Journal, September 20-21, 2008, p.A3, Ruth Simon, “Loan Delinquencies Rear Their Ugly Head Again”

Mutual Fund Performance Review for Fiscal Year 2008

The Rising Dividend Growth Fund’s fiscal year ends on September 30th. Charts on the following pages show the performance for the last twelve months and since inception of the Fund in March 2004. Using the Class A shares as an example, the one year performance without the impact of the sales load was -14.63%. Compared to the S&P 500 Index decline of 21.96%, the Class A shares outperformed the index by 733 basis points.

The absolute performance for the Fund and for the equity markets generally has been very disappointing for the reasons we have discussed. The sector allocation of the Fund has helped provide somewhat better performance than the S&P 500 Index. Perhaps most important has been the underweighting of financial services: 12.5% for the Fund versus 16.0% for the Index. Financials, particularly commercial and investment banks, have had very difficult times. Being underweight in the financial sector has helped performance. The Fund continues to be overweight in energy where 18.3% of the portfolio is invested. The S&P 500 weighting for energy is 13.1%. This sector houses the Master Limited Partnerships (MLPs) which provide substantial current yield. Cash reserves as of September 30th were 4.2% of the Fund assets.

During the second half of the fiscal year we liquidated the positions of Total Systems Services (TSS), Pfizer (PFE), and Enbridge Energy (EEP). We redeployed the EEP proceeds into the other MLPs in the portfolio because we felt the rate of distribution growth would be higher. Our analysis of TSS and PFE showed that the ability to grow the dividend was in doubt. We have also started new positions in Novo Nordisk (NVO), the Danish drug company, and Teleflex (TFX). NVO has a significant percentage of their business in diabetes care, an illness that we believe will become of greater concern as more people develop the problem. Last year TFX bought Arrow International, a company that the Fund owned at the time of the merger announcement. With the purchase of Arrow the amount of revenues coming from the healthcare sector jumped to over 60%. While the S&P is still classifying TFX as an industrial company, we believe it should be thought of as a healthcare stock.

Analyzing the Fund’s performance on a price-only basis for the six-month period since March 31 shows considerable variability. As a point of reference, the S&P 500 Index over this time frame was down 14.80%. The Fund’s Class A shares were down 9.73%,8 a difference of 507 basis points over the Index. The Fund’s best performing stock for this six-month period was Leggett & Platt, up 35.4% followed by McDonalds up 8.9%, Eaton Vance up 6.4%, Johnson & Johnson up 6.1%, IBM up 1.9%, and Medtronic up 1.5%.9

On the other hand, the broadness of the market decline was disappointing. The MLPs on average were down 17.2% on a price-only basis. It should be noted that this group does have a substantial current yield; it is currently in the 8.8% range. The reasons for the price decline are unclear as the fundamentals as we know them continue to show

_________________________

8  Bigcharts.marketwatch.com, Historical Quotes, ICRDX, March 31, 2008 and September 30, 3008

9  ReutersStockVal, Price Performance, Dividend Growth Trust, 10/3/2008

improvement.10 Other stocks that have shown weakness this period had held up fairly well in prior periods. For instance, General Electric was down 32.9%, Caterpillar down 24.1%, Nucor down 43.7%, Archer Daniels Midland down 47.6% and State Street down 31.9%. These are the Fund’s five largest decliners.11

While the performance of the stock market and the Rising Dividend Growth Fund has been disappointing, we believe that investors are better served if they maintain positions in turbulent times. Market timing is difficult and few investors have been successful doing it over the long term. Companies with good financial statements, quality products and services, and capable management have an advantage over their weaker competitors. Companies with rising dividend records usually have these characteristics.

Thomas W. L. Cameron

Jere E. Estes

September 30, 2008

_________________________

10  Reuters StockVal, Analysts earning consensus change, composite MLP1

[11] Unified Fund Services, Price Performance, Dividend Growth Trust, 10/3/2008

Fund Performance

Average Annual Total Returns (for the periods ended September 30, 2008)	One Year	Since Commencement of Fund Operations (March 23, 2004)*
Rising Dividend Growth Fund - Class A**	-14.63%	4.78%
Rising Dividend Growth Fund - Class A (after deduction of sales load and redemption fee)***	-20.34%	3.42%
S & P 500 Index****	-21.96%	3.96%

Total annual operating expenses for Class A shares for the fiscal year ended September 30, 2007, as disclosed in the Fund's prospectus, were 1.97% of average daily net assets (1.65% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class.

Average Annual Total Returns (for the periods ended September 30, 2008)	One Year	Since Commencement of Fund Operations (April 14, 2005)
Rising Dividend Growth Fund - Class C**	-15.04%	3.89%
Rising Dividend Growth Fund - Class C (after deduction of redemption fee)***	-15.89%	3.89%
S & P 500 Index****	-21.96%	2.07%

Total annual operating expenses for Class C shares for the fiscal year ended September 30, 2007, as disclosed in the Fund's prospectus, were 2.57% of average daily net assets (2.25% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class.

Average Annual Total Returns (for the periods ended September 30, 2008)	One Year	Since Commencement of Fund Operations (March 21, 2007)
Rising Dividend Growth Fund - Class I**	-14.08%	-4.41%
S & P 500 Index****	-21.96%	-9.89%

Total annual operating expenses for Class I shares for the fiscal period ended September 30, 2007, as disclosed in the Fund's prospectus, were 1.57% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 826-2520 or visit www.dividendgrowthadvisors.com. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the

Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.

**	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. As of January 29, 2007, Class A shares have a redemption fee. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

**** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings– (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks and master limited partnerships of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or redemption fees (including contingent deferred sales charges) on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2008 and held for the fiscal year ended September 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments (including contingent deferred sales charges) and redemption fees. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the redemption fees and contingent deferred sales charges imposed by the Fund would increase your expenses.

*Expenses are equal to Class A’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**Assumes a 5.00% return before expenses.

***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments
September 30, 2008

Common Stocks/Master Limited Partnerships - 95.85%	Shares	Value

Accident & Health Insurance - 2.57%
Aflac, Inc.	26,900	$ 1,580,375

Aircraft Engines & Engine Parts - 2.75%
United Technologies Corp.	28,100	1,687,686

Beverages - 2.77%
PepsiCo, Inc.	23,900	1,703,353

Bituminous Coal & Lignite Surface Mining - 3.24%
Natural Resource Partners, L.P.	78,500	1,988,405

Computer & Office Equipment - 3.85%
International Business Machines Corp. (IBM)	20,200	2,362,592

Construction Machinery & Equipment - 2.60%
Caterpillar, Inc.	26,800	1,597,280

Electromedical & Electrotherapeutic Apparatus - 2.73%
Medtronic, Inc.	33,400	1,673,340

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.20%
General Electric Co.	77,000	1,963,500

Fats & Oils - 2.97%
Archer-Daniels-Midland Co.	83,100	1,820,721

Food & Kindred Products - 3.36%
Nestle SA (a)	48,000	2,063,410

General Industrial Machinery & Equipment - 1.87%
Illinois Tool Works, Inc.	25,800	1,146,810

Household Furniture - 1.99%
Leggett & Platt, Inc.	56,000	1,220,240

Industrial Inorganic Chemicals - 3.12%
Praxair, Inc.	26,700	1,915,458

Industrial Instruments for Measurement, Display, and Control - 2.68%
Roper Industries, Inc.	28,900	1,646,144

Investment Advice - 3.39%
Eaton Vance Corp.	59,000	2,078,570

National Commercial Banks - 2.84%
Bank of America Corp.	49,800	1,743,000

Natural Gas Transmission - 7.85%
Energy Transfer Partners, L.P.	44,800	1,649,984
Enterprise Products Partners, L.P.	75,800	1,953,366
Williams Partners, L.P.	47,100	1,217,535
		4,820,885

Pharmaceutical Preparations - 3.63%
Johnson & Johnson	14,400	997,632
Novo-Nordisk A S (a)	24,000	1,228,800
		2,226,432

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Schedule of Investments - continued
September 30, 2008

Common Stocks/Master Limited Partnerships - 95.85% - continued	Shares	Value

Pipe Lines (No Natural Gas) - 7.18%
Magellan Midstream Partners, L.P.	28,000	$ 907,200
NuStar Energy, L.P.	24,100	1,023,527
Plains All American Pipeline, L.P.	27,700	1,097,474
Sunoco Logistics Partners, L.P.	31,200	1,380,600
		4,408,801

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 3.58%
Albemarle Corp.	71,300	2,198,892

Plastic Products - 2.36%
AptarGroup, Inc.	37,000	1,447,070

Retail - Drug Stores and Proprietary Stores - 1.61%
Walgreen Co.	32,000	990,720

Retail - Eating Places - 4.14%
McDonald's Corp.	41,200	2,542,040

Security Brokers, Dealers & Flotation Companies - 1.86%
SEI Investments Co.	51,500	1,143,300

Semiconductors & Related Devices - 1.05%
Linear Technology Corp.	21,000	643,860

Services - Computer Processing & Data Preparation - 3.66%
Automatic Data Processing, Inc.	52,500	2,244,375

Services - Engineering, Accounting, Research, Management - 2.74%
Paychex, Inc./The	51,000	1,684,530

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.57%
Procter & Gamble Co.	22,600	1,574,994

State Commercial Banks - 1.82%
State Street Corp.	19,600	1,114,848

Steel Works, Blast Furnaces & Rolling Mills - 1.95%
Nucor Corp.	30,300	1,196,850

Surgical & Medical Instruments & Apparatus - 1.14%
Teleflex, Inc.	11,000	698,390

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.78%
Cardinal Health, Inc.	34,700	1,710,016

TOTAL COMMON STOCKS (Cost $56,417,245)		58,836,887

Money Market Securities - 4.21%
Fidelity Institutional Treasury Only Portfolio - Investment Shares, 0.93% (b)	2,582,225	2,582,225

TOTAL MONEY MARKET SECURITIES (Cost $2,582,225)		2,582,225

TOTAL INVESTMENTS (Cost $58,999,470) - 100.06%		61,419,112

Liabilities less other assets - (0.06)%		(34,292)

TOTAL NET ASSETS - 100.00%		$ 61,384,820

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2008.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
September 30, 2008

Assets
Investments in securities, at value (cost $58,999,470)	$ 61,419,112
Interest receivable	4,721
Dividends receivable	96,707
Receivable for fund shares sold	69,149
Prepaid expenses	11,007
Total assets	61,600,696

Liabilities
Payable for income distribution	35,403
Payable due to Advisor (a)	46,394
Payable for fund shares redeemed	69,626
Accrued 12b-1 fees	10,925
Other accrued expenses	53,528
Total liabilities	215,876

Net Assets	$ 61,384,820

Net Assets consist of:
Paid in capital	$ 59,709,494
Accumulated undistributed net investment (loss)	(389,302)
Accumulated net realized (loss) on investments	(355,014)
Net unrealized appreciation on investments	2,419,642

Net Assets	$ 61,384,820

Net Assets: Class A	$ 45,893,844

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	4,056,325

Net asset value per share	$ 11.31

Maximum offering price per Class A share ($11.31 / 94.25%)	$ 12.00

Minimum redemption price per share ($11.31* 99.00%) (b) (c)	$ 11.20

Net Assets: Class C	$ 4,337,716

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	380,995

Net asset value and offering price per share	$ 11.39

Minimum redemption price per share ($11.39 * 99.00%) (c)	$ 11.28

Net Assets: Class I	$ 11,153,260

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	969,552

Net asset value, offering and redemption price per share	$ 11.50

(a) See Note 5 in the Notes to the Financial Statements.
(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.
(c) A redemption fee of 1.00% may be charged on redemptions of shares within 12 months of purchase.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Operations
For the year ended September 30, 2008

Investment Income
Dividend income (a)	$ 1,025,272
Interest income	130,710
Total Income	1,155,982

Expenses
Investment advisor fee (b)	539,367
12b-1 fees (Class A - $229,154; Class C - $49,821)	278,975
Transfer agent expenses	90,386
Legal expenses	76,214
Administration expenses	67,218
Recouped fees (b)	62,625
Registration expenses	47,109
Fund accounting expenses	40,240
Printing expenses	32,462
Miscellaneous expenses	28,652
Trustee expenses	19,977
Auditing expenses	15,483
Custodian expenses	14,788
Pricing expenses	4,685
Insurance expenses	2,278
24f-2 expenses	674
Total Expenses	1,321,133
Advisor fees waived (b)	(18,357)
12b-1 fees refunded (Class A - $102,435; Class C - $22,199) (b)	(124,634)
Net operating expenses	1,178,142
Net Investment Loss	(22,160)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	248,376
Change in unrealized appreciation (depreciation)
on investment securities	(10,995,956)
Net realized and unrealized (loss) on investment securities	(10,747,580)
Net decrease in net assets resulting from operations	$ (10,769,740)

(a) Dividend income is net of $1,140,392 of return of capital distributions and passive income/losses from master limited partnerships.

(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Fiscal Year ended	Fiscal Year ended
	September 30, 2008	September 30, 2007
Operations
Net investment income (loss)	$ (22,160)	$ 90,371
Net realized gain on investment securities	248,376	876,435
Net change in unrealized appreciation (depreciation)	(10,995,956)	7,759,893
Net increase (decrease) in net assets resulting from operations	(10,769,740)	8,726,699

Distributions
From net investment income, Class A	-	(83,851)
From net investment income, Class C	-	(3,978)
From net investment income, Class I	-	(2,542)
From net realized gains, Class A	(252,306)	(909,937)
From net realized gains, Class C	(21,832)	(76,017)
From net realized gains, Class I	(34,413)	-
From return of capital distributions, Class A	(1,195,281)	(516,137)
From return of capital distributions, Class C	(58,422)	(24,487)
From return of capital distributions, Class I	(280,445)	(15,646)
Distributions in excess of net investment income, Class A	(52,365)	(111,404)
Distributions in excess of net investment income, Class C	(1,580)	(5,285)
Distributions in excess of net investment income, Class I	(14,841)	(3,378)
Total distributions	(1,911,485)	(1,752,662)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	4,314,318	19,699,571
Class C	675,411	1,947,229
Class I	6,918,949	6,613,184	(b)
Reinvestment of distributions
Class A	1,411,585	1,505,914
Class C	76,814	103,791
Class I	224,676	15,804	(b)
Amount paid for shares redeemed
Class A	(13,817,466)	(7,273,730)
Class C (c)	(1,046,350)	(537,886)
Class I	(572,049)	(190,302)	(b)
Net increase (decrease) in net assets resulting from share transactions	(1,814,112)	21,883,575
Total Increase (Decrease) in Net Assets	(14,495,337)	28,857,612

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.
(c) Redemption fees of $1,299 and $1,208, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Fiscal Year ended	Fiscal Year ended
	September 30, 2008	September 30, 2007

Net Assets
Beginning of year	75,880,157	47,022,545

End of year	$ 61,384,820	$ 75,880,157

Accumulated undistributed net investment (loss)	$ (389,302)	$ (298,356)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	330,675	1,517,813
Shares issued in reinvestment of distributions	111,120	117,160
Shares redeemed	(1,078,569)	(555,034)

Net increase (decrease) from capital share transactions	(636,774)	1,079,939

Capital Share Transactions - C Shares (a)
Shares sold	52,728	151,571
Shares issued in reinvestment of distributions	5,926	8,134
Shares redeemed	(81,859)	(41,745)

Net increase (decrease) from capital share transactions	(23,205)	117,960

Capital Share Transactions - I Shares (a) (b)
Shares sold	523,517	485,445
Shares issued in reinvestment of distributions	17,573	1,143
Shares redeemed	(44,329)	(13,797)

Net increase from capital share transactions	496,761	472,791

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each period

	Fiscal	Fiscal	Fiscal	Fiscal
	Year ended	Year ended	Year ended	Year ended	Period ended
	September 30, 2008	September 30, 2007	September 30, 2006	September 30, 2005	September 30, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.60	$ 12.06	$ 10.86	$ 10.35	$ 10.00

Income from investment operations
Net investment income (loss)	(0.01)	0.02	(0.06)	0.01	0.04
Net realized and unrealized gain (loss)	(1.95)	1.93	1.42	0.65	0.35
Total from investment operations	(1.96)	1.95	1.36	0.66	0.39

Less Distributions to shareholders:
From net investment income	-	(0.02)	-	(0.01)	(0.04)
From net realized gain	(0.05)	(0.23)	(0.03)	(0.01)	-	(b)
From tax return of capital	(0.27)	(0.12)	(0.09)	(0.13)	-
In excess of net investment income	(0.01)	(0.04)	(0.04)	-	-
Total distributions	(0.33)	(0.41)	(0.16)	(0.15)	(0.04)

Net asset value, end of period	$ 11.31	$ 13.60	$ 12.06	$ 10.86	$ 10.35

Total Return (c)	-14.63%	16.25%	12.62%	6.36%	3.92%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 45,894	$ 63,827	$ 43,566	$ 38,167	$ 19,721
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.56%	1.94%	2.13%	3.04%	2.30%	(e)
Ratio of net investment income (loss) to
average net assets	(0.05)%	0.19%	(0.36)%	0.12%	1.19%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.04%	(0.11)%	(0.84)%	(1.27)%	0.54%	(e)
Portfolio turnover rate	24.66%	31.09%	50.20%	48.91%	36.29%	(d)

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.
(b) Less than $0.01 per share.
(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	Fiscal		Fiscal	Fiscal
	Year ended		Year ended	Year ended	Period ended
	September 30, 2008		September 30, 2007	September 30, 2006	September 30, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.62		$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.08)		-	(0.10)	-	(b)
Net realized and unrealized gain (loss)	(1.95)		1.85	1.40	0.38
Total from investment operations	(2.03)		1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	-		-	-	-	(b)
From net realized gain	(0.05)		(0.23)	(0.03)	-
From tax return of capital	(0.15)		(0.06)	(0.04)	(0.02)
In excess of net investment income	(0.00)	(b)	(0.02)	(0.02)	-
Total distributions	(0.20)		(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-		-	-	-

Net asset value, end of period	$ 11.39		$ 13.62	$ 12.08	$ 10.87

Total Return (d)	-15.04%		15.55%	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,338		$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%		2.25%	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.03%		2.54%	2.84%	3.59%	(f)
Ratio of net investment loss to
average net assets	(0.64)%		(0.41)%	(1.07)%	(1.02)%	(f)
Ratio of net investment loss to
average net assets before waiver
& reimbursement or recoupment	(0.42)%		(0.71)%	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	24.66%		31.09%	50.20%	48.91%	(e)

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	Fiscal
	Year ended	Period Ended
	September 30, 2008	September 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.85	$ 12.80

Income from investment operations
Net investment income	0.09	0.01
Net realized and unrealized gain (loss)	(2.00)	1.10
Total from investment operations	(1.91)	1.11

Less distributions to shareholders:
From net investment income	-	(0.01)
From net realized gain	(0.05)	-
From tax return of capital	(0.37)	(0.04)
In excess of net investment income	(0.02)	(0.01)
Total distributions	(0.44)	(0.06)

Net asset value, end of period	$ 11.50	$ 13.85

Total Return (b)	-14.08%	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,153	$ 6,548
Ratio of expenses to average net assets	1.25%	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.44%	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.40%	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.21%	(0.29)%	(d)
Portfolio turnover rate	24.66%	31.09%	(d)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements

September 30, 2008

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999. The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005 and Class I shares on March 21, 2007. The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks and master limited partnerships of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2008

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 in its Semi-Annual report on March 31, 2008. Based on management’s analysis, the adoption of FIN 48 did not have a material impact on the financial statements. The statute of limitations on the Fund’s tax returns remains open for the years ended September 30, 2005 through September 30, 2007.

NOTE 4. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure the fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2008

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses). For the fiscal year ended September 30, 2008, the Advisor earned fees of $539,367 from the Fund. For the fiscal year ended September 30, 2008, the Advisor waived fees of $18,357. At September 30, 2008, there was a net payable due to the Advisor in the amount of $46,394. The Advisor is entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2008 were as follows and may not be ratably applicable to each class of shares:

Amount	To be repaid by September 30,

$ 200,505	2009
61,553	2010
18,357	2011

For the fiscal year ended September 30, 2008, the Advisor has been repaid $62,625 of fees for Classes A & C from prior years. $349,354 was permanently waived.

As of September 30, 2008, $18,357 for Class I may be subject to repayment by the Fund to the Advisor through September 30, 2011.

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the fiscal year ended September 30, 2008, Unified earned $67,218 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund’s transfer agent. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the fiscal year ended September 30, 2008, Unified earned fees of $56,823 for transfer agent services provided to the Fund and $33,563 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the fiscal year ended September 30, 2008, Unified earned $40,240 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares. Huntington is also the parent company of Unified and Huntington National Bank, the Fund’s Custodian.

Class A and Class C have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund. Class I shares are not subject to rule 12b-1 fees.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2008

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders. For the fiscal year ended September 30, 2008, Class A incurred 12b-1 expenses of $229,154 and Class C incurred 12b-1 expenses of $49,821. The Advisor waived all 12b-1 fees that were payable to the Advisor for the fiscal year ended September 30, 2008. For the fiscal year ended September 30, 2008, the amounts refunded to the Fund were: Class A - $102,435 and Class C - $22,199. The Advisor waived such 12b-1 fees consistent with its undertaking to limit the Fund’s annual operating expenses (see above). As of September 30, 2008, the Fund owed the Distributor $10,925 for 12b-1 expenses.

NOTE 6. INVESTMENTS

For the fiscal year ended September 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations and less proceeds received on MLP’s, were as follows:

Purchases
U.S. Government Obligations	$ -
Other	16,788,095

Sales
U.S. Government Obligations	$ -
Other	14,464,055

As of September 30, 2008, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 6,501,413
Gross (Depreciation)	(4,471,073)

Net Appreciation
on Investments	$ 2,030,340

At September 30, 2008, the aggregate cost of securities for federal income tax purposes was $59,388,772. The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain passive losses earned through MLP’s.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2008, Circle Trust Co. and Capital Bank Wealth Management Group held, for the benefit of its customers, 34.85% and 28.84% of Class A, respectively. As a result, Circle Trust Co. and Capital Bank Wealth Management Group may be deemed to control Class A shares of the Fund. As of September 30, 2008, Pershing held, for the benefit of its customers, 47.14% of Class C shares and 45.06% of Class I shares. As a result, Pershing may be deemed to control Class C and Class I shares of the Fund.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

September 30, 2008

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Return of capital distributions were paid quarterly and totaled $0.267 per share to Class A shareholders, $0.147 per share to Class C shareholders, and $0.368 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.012 per share for Class A shareholders, $0.004 per share for Class C shareholders and $0.019 per share to Class I shareholders. Distributions from net realized gains totaled $0.05400 per share to Class A, Class C and Class I.

The tax character of distributions paid during the fiscal years ended September 30, 2008 and 2007 is as follows:

	2008	2007

Ordinary income	$ 68,786	$ 403,373
Long-term capital gains	308,551	793,019
Return of Capital	1,534,148	556,270
Total distributions paid	$ 1,911,485	$ 1,752,662

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards (see Note 10)	$ (355,014)
Unrealized appreciation	2,030,340

Distributable earnings	$ 1,675,326

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, as well as the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 10. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, $78,198, $177,507, and $177,507 of this was available to offset realized gains during the fiscal years ended September 30, 2006, September 30, 2007, and September 30, 2008, respectively. The remainder ($355,014) will be available to use at $177,507 per year, each year through September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Dividend Growth Trust

and the Shareholders of Rising Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Rising Dividend Growth Fund, a series of shares of Dividend Growth Trust, including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 18, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rising Dividend Growth Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period March 18, 2004 to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 21, 2008

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Independent Trustees
Name, Address & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Roger B. Rainville (64) 4187 Natale Dr. Venice, FL 34293	Independent Trustee	Indefinite. Since August, 2005	President and Chief Executive Officer of Pioneer Investment Management Shareholder Services Corporation from September 1990 to July 2001. Retired in July 2001 when Pioneer Mutual Funds were acquired by UniCredito Italiano of Milan, Italy.	1	None
Earl L. Mason (61) 5 Covey Rise 4105 Spring Island Okatie, SC 29909	Independent Trustee Chairman since December 2005	Indefinite. Since August, 2005	Former Chairman of the Board, Computer Horizons; Audit Chairman, Earle M. Jorgensen, a metals distributor, from 2002 to present.	1	Director, Chair of the Audit Committee, and member of the compensation committee, BWAY Corp., from 2007 to present.
William Thomas Smith, Jr. (62) 1325 Peachtree Street, #902 Atlanta, GA 30309	Independent Trustee	Indefinite. Since August, 2005	Managing Partner, TTV, a venture capital company, from April 2000 to present.	1	Director, Green Dot Corp. & Serious Corp, from 2008; Director Austin Logistics, from 2005 to present; Director, E-duction, from 2006 to present; Director, PRBC, from 2006 to present.

Interested Trustee and Principal Officers
Name, Address* & Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee / Officer	Other Trustee/ Directorships Held by Trustee
Charles Troy Shaver, Jr. ** (61)	Interested Trustee, President	Indefinite. Since August, 2005	President, Chief Executive Officer, Chief Compliance Officer, Member and minority owner of Dividend Growth Advisors, LLC, since June 1, 2004. Prior thereto, Mr. Shaver was President and Chief Compliance Officer and a registered representative of GoldK Investment Services, Inc. from April 2000 until May 2004.	1	Chairman of Spring Island Trust.
Ed Obuchowski (62)	Treasurer and Principal Accounting Officer	Indefinite. Since March, 2008	Chief Operations Officer since October 2008. Chief Financial Officer, Member and minority owner of Dividend Growth Advisors, LLC since December 2006. Prior to Dividend Growth Advisor, Mr. Obuchowski was SVP and CIO of Alliant Food and, VP of Internal Audit for Compaq Computer from 1998 to 2004	1	Former Board of Director member of Computer Horizons Corporation
Jere E. Estes (66)	Assistant Treasurer	Indefinite. Since August, 2005	Director of Research, Senior Portfolio Manager, Dividend Growth Advisors since April 1, 2004. Prior thereto Mr. Estes was Chief Investment Officer, Bryn Mawr Trust Company from June 1, 1999 to March 31, 2004.	1	None
William Allin (61)	Secretary	Indefinite. Since August, 2005	Managing Director, Dividend Growth Advisors since August 1, 2005. Prior thereto, Mr. Allin was Chief Executive Officer, Allin Consulting from July 1, 2001 to July 31, 2005. Before that Chief Executive Officer, Greenwood Capital, September 1, 1989 to June 30, 2001.	1	Trustee, Lander Foundation. Trustee, Hilton Head Arts Center.

Jane Cameron (71)	Chief Compliance Officer	Indefinite. Since June, 2006	Chief Compliance Officer – Mutual Funds, Dividend Growth Advisors, LLC since June, 2006. Prior thereto, Ms. Cameron was Director of Strategic Sourcing, Fidelity Investments, from September, 1996 until February, 2006.	1	None
Tara Pierson (33)	Assistant Secretary	Indefinite. Since March, 2006	Employed by Unified Fund Services, Inc., the Trust’s administrator, since February 2000	1	None

*The address for the interested trustee and officers is 58 Riverwalk Blvd., Building 2, Suite A, Ridgeland, SC 29936.

**Mr. Shaver is considered an "interested person" of the Trust as that term is defined in the 1940 Act because of the positions that he holds with Dividend Growth Advisors, LLC, the advisor to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers and is available, without charge, upon request. You may call toll-free (888) 826-2520 to request a copy of the SAI or to make shareholder inquiries.

APPROVAL OF ADVISORY ARRANGEMENTS

The Board of Trustees (the "Board"), including the Trustees that are not "interested persons" of Dividend Growth Trust (the "Trust"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved the Investment Advisory Agreement ("Investment Advisory Agreement" or "Agreement") between the Trust, on behalf of the Rising Dividend Growth Fund (the "Fund"), and Dividend Growth Advisors, LLC (the "Advisor") at a meeting of the Board held on September 19, 2008 (“Meeting”).

In connection with the approval of the Investment Advisory Agreement, the Board received materials relating to certain factors used in its consideration of the Agreement. These materials included: (1) Schedule of current investment advisory and 12b-1 fees; (2) Materials analyzing the Fund’s total expense ratios and performance as compared to comparable mutual funds and industry averages; (3) Assets currently under management and the types of other accounts managed by the Advisor; (4) a statement to the effect that the Advisor is not the subject of any material litigation or administrative proceedings; (5) a copy of Part II of Advisor’s Form ADV; (6) a copy of the Advisor’s Code of Ethics; (7) Annual Report and Certification of Code of Ethics from the Advisor; (8) Balance Sheet and Income Statement of the Advisor and Profitability Analysis; and (9) Summary Report on Brokerage Execution.

The Board considered a number of factors in connection with its consideration of the Agreement, including: (1) the nature, extent and quality of services provided by the Advisor; (2) the investment performance of the Fund compared to the performance of comparable funds and against benchmarks and/or indices; (3) the fees and expenses of the Fund and the willingness of the Advisor to subsidize Fund expenses; (4) whether the Fund will benefit from possible economies of scale; and (5) the organizational capability and financial condition of the Advisor.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees discussed the nature, quality and scope of current and anticipated services provided by the Advisor under the Investment Advisory Agreement including the personnel of the Advisor and their responsibilities. The Trustees then discussed the brokerage transactions of the Fund including the fact that the Fund’s trading costs are low relative to industry averages. The Trustees reviewed the Advisor’s oversight and supervision with respect to the Fund’s service providers. The Board noted the fact that there had been recent on-site meetings that personnel of the Advisor had conducted with Unified Fund Services, Inc. ("Unified"), the Fund’s administrator and transfer agent. The Board noted the continuing oversight activities of the Advisor with respect to Unified and the Fund's other service providers.

Investment Performance

The Trustees reviewed the investment performance of the Fund, referencing materials contained in the Board book as well as supplemental materials distributed at the Meeting. The Trustees viewed favorably the Fund’s return as of July 31, 2008 of 5.58% compared to an average return of 2.47% for the Growth & Income peer group and 2.48% for the Equity peer group.

Fund Expenses; Economies of Scale; Expense Waivers

The Trustees considered the expenses of the Fund, including charts in the Board materials that compared the Fund’s expenses with those of funds from the Lipper Growth and Income Category with assets ranging from $47 to $80-million as well as with the Lipper Equity Income Category with assets ranging from $42 to $80-million. The Trustees noted the fact that the expense ratio for Rising Dividend Growth Fund Class A was 1.65% compared to the peer group average or 1.25% for the Growth and Income peer group; 1.18% for the Equity Income peer group. The relatively higher expense ratio was viewed as reasonable in the context of an actively managed Fund versus an index product where investors are best served by the lowest expense levels.

The Trustees also viewed favorably representations by the Advisor that it would be willing to consider instituting advisory fee breakpoints as the Fund grows and achieves economies of scale. The Trustees noted that given the Fund’s relatively small size and its continued subsidization by the Advisor, there has been no realization to date of any economies of scale. The Trustees considered the entrepreneurial risk undertaken by the Advisor in subsidizing the Fund’s expenses via the expense limitation agreement in place with the Fund. The Trustees noted in particular that the Advisor had foregone approximately $400,000 in fees and reimbursed expenses in 2008 as a result of its commitment to limit Fund expenses.

Financial Condition of Advisor

The Board reviewed the Advisor’s financial information noting that there continues to be steady growth in the assets under management by the Advisor.

Conclusion

After the independent Trustees met in executive session with legal counsel to further discuss the proposed advisory agreement renewal, the Trustees expressed satisfaction with the Fund’s performance and the nature and quality of the investment services provided by the Advisor, as well as with the Advisor’s personnel and the competence with which the Advisor provides operational and compliance support for the Fund. The Trustees viewed favorably the Advisor’s willingness to subsidize the Fund expenses and were pleased with the general management and outlook for the Fund.

The Board, including the Independent Trustees of the Trust, unanimously concluded that the investment advisory arrangements were reasonable and fair to the Fund and its shareholders and that the Investment Advisory Agreement, including the advisory fee rate payable there under, continues to be fair and reasonable in light of all relevant circumstances. The Board unanimously concluded that it was in the best interest of the Fund and its shareholders to renew the Investment Advisory Agreement.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (888) 862-2520 and (2) on the SEC website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman

C. Troy Shaver, Jr.

Roger B. Rainville

W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President

Edward Obuchowski, Treasurer and Principal Accounting Officer

Jere Estes, Assistant Treasurer

William Allin, Secretary

Jane Cameron, Chief Compliance Officer

Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, South Carolina 29936

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, Indiana 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, Pennsylvania 19103-7098

CUSTODIAN

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, Indiana 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

      (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, the registrant has not made any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)     The Board has determined that Earl Mason qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

     FY 2008          $ 17,000

     FY 2007          $ 13,500

(b)      Audit-Related Fees – N/A

                    Registrant                     Adviser

     FY     2008          $                           $

     FY     2007          $                           $

     Nature of the fees:

(c)     Tax Fees

                    Registrant

     FY 2008           $ 2,500

     FY 2007           $ 2,000

     Nature of the fees:     preparation of the 1120 RIC

(d)      All Other Fees

                    Registrant           Adviser

     FY 2008          $ 0                N/A

     FY 2007          $ 0                N/A

     Nature of the fees:

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                             100%

All Other Fees:                   100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant           Adviser

     FY 2008          $ 0               $0

     FY 2007          $ 0               $0

(h)      The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of December 8, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Dividend Growth Trust

By *     /s/ C. Troy Shaver, Jr.

     C. Troy Shaver, Jr., President

Date     12/8/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*     /s/ C. Troy Shaver, Jr.

     C. Troy Shaver, Jr., President

Date     12/8/08

By*     /s/ Edward Obuchowski

Edward Obuchowski, Treasurer

Date     12/8/08